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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 14, 2002


                                   NTELOS INC.
               (Exact Name of Registrant as Specified in Charter)



        Virginia                     0-16751                   54-1443350
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)



                                 P. O. Box 1990
                           Waynesboro, Virginia 22980

                    (Address of principal executive offices)


                                 (540) 946-3500

              (Registrant's telephone number, including area code)






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Item 9   Regulation FD Disclosure

         On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of James S. Quarforth, the registrant's chief executive officer, and Michael B. Moneymaker, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTELOS INC.
                                   (Registrant)


                                   By: /s/ Michael B. Moneymaker
                                       --------------------------------
                                       Michael B. Moneymaker
                                       Senior Vice President and Chief Financial
                                       Officer, Treasurer and Secretary


Date: August 14, 2002